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                                   Exhibit 10.35.4

                        DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this 30th day of September, 1997, between CROSS-CONTINENT AUTO RETAILERS, INC., herein called GRANTOR or TRUSTOR, whose address is 1201 S. Taylor Street, Amarillo, Texas 79105-0750, OLD REPUBLIC TITLE COMPANY OF NEVADA, a Nevada corporation, herein called TRUSTEE, and R. DOUGLAS SPEDDING, a married man, whose address is 4380 East Alameda Avenue, Glendale, Colorado 80222,

WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, that property in Clark County, Nevada, described as:

    That portion of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section 2, Township 21 South, Range 60 East, M.D.B. & M., described as Lots 1 and 2 of Parcel Map located in File 18, Page 15, recorded March 23, 1978 in Book 863 of Official Records, as Document No. 822241, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference of contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof, in the principal sum of $7,400,000 executed by Trustor in favor of Beneficiary or order.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES: By the execution and delivery of this Deed of Trust and the note secured hereby, that he will observe and perform the provisions printed hereinafter; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

1. To properly care for and keep said property in good condition and repair; not to remove or demolish any building thereon; to complete in a good and workmanlike manner any building which may be constructed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws, ordinances and regulations requiring any alterations or improvements to be made thereon; not to commit or permit any waste thereof; not to commit, suffer or permit any act to be done in or upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and/or do any other act or acts, all in a timely and proper manner, which, from the character or use of said property, may be reasonably necessary, the specific enumerations herein not excluding the general.

2. The Grantor agrees to pay and discharge all costs, fees and expenses of these Trusts, including cost of evidence of title and Trustee's fees in connection with sale, whether completed or not, which amounts shall become due upon delivery to Trustee of Declaration of Default and Demand for sale, as hereinafter provided.

3. The amount collected under any fire insurance policy shall be credited: first, to accrued interest; next to expenditures hereunder; and any remainder upon the principal, and interest shall thereupon cease upon the amount so credited upon principal; provided, however, that at the option of the Beneficiary, the entire amount collected under the policies or any part thereof may be released to the Grantor, without liability upon the Trustee for such release.

4. The Grantor promises and agrees that if, during the existence of the Trust there by commenced or pending any suit or action affecting said conveyed premises, or any part thereof, or the title thereto, or if any adverse claim for or against said premises, or any part thereof, be made or asserted, he will appear in and defend any such matter purporting to affect the security and will pay all costs and damages arising because of such action.

5. Any award of damages in connection with any condemnation for public use of, or injury to, any property or any part hereof is hereby assigned and shall be paid to Beneficiary, who may apply or release such moneys received by him in the same manner and with the same effect as herein provided for disposition of proceeds of insurance.

6. Trustee shall be under no obligation to notify any party hereto of any pending sale hereunder or of action or proceeding of any kind in which Grantor, Beneficiary and/or Trustee shall be named as defendant, unless brought by Trustee.

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7.  Acceptance by Beneficiary of any sum in payment of any indebtedness secured hereby, after the date when the same is due, shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums so secured or to declare default as herein provided for failure so to pay.

8. Trustee may, at any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the notes secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said property: reconvey any part of said property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or subordination agreement in connection herewith.

9. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention and upon payment of its fees, the Trustee shall reconvey without warranty the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The Grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto" and Trustee is authorized to retain this Deed of Trust and Canceled Note.

    (a) Should default be made by Grantor in payment of any indebtedness secured hereby and/or in performance of any agreement herein, then Beneficiary may declare, after ten (10) days written notice from Beneficiary stating nature of default, all sums secured hereby immediately due by delivery to Trustee of a written declaration of default and demand for sale, and of written notice of default and election to cause said property to be sold (which notice Trustee shall cause to be filed for record) and shall surrender to Trustee this Deed, the notes and all documents evidencing any expenditure secured hereby.

10. After three months shall have elapsed following recordation of any such notice of default, Trustee shall sell said property at such time and at such place in the State of Nevada as the Trustee, in its sole discretion, shall deem best to accomplish the objects of these Trusts, having first given notice of such sale as then required by law. Place of sale may be either in the county in which the property to be sold, or any part thereof, is situated, or at an office of the Trustee located in the State of Nevada.

    (a) The Grantor, Pledgor and Mortgagor of the personal property herein pledged and/or mortgaged waives any and all demands or notice as conditions precedent to sale of such personalty.

    (b) Trustee may postpone sale of all, or any portion, of said property by public announcement at the time fixed by said notice of sale, and may thereafter postpone said sale from time to time by public announcement at the time previously appointed.

    (c) At the time of sale so fixed, Trustee may sell the property so advertised or any part thereof, either as a whole or in separate parcels at its sole discretion at public auction, to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed conveying the property so sold, but without covenant or warranty, express or implied. Grantor hereby agrees to surrender, immediately and without demand, possession of said property to such purchaser.

11. Trustee shall apply the proceeds of any such sale to payment of: expenses of sale and all charges and expenses of Trustee and of these Trusts, including cost of evidence of title and Trustee's fee in connection with sale; all sums expended under the terms hereof, not then repaid, with accrued interest at the rate of ten percent (10%) per annum; all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

12. The Beneficiary or assigns may, at any time, by instrument in writing, appoint a successor or successors to the Trustee named herein or acting hereunder, which instrument, executed and acknowledged by beneficiary, and recorded in the Office of the County Recorder of the County or Counties wherein said property is situated, shall be conclusive proof of the proper substitution of such successor or trustee, who shall have all the estate, powers, duties and trusts in the premises vested in or conferred on the original Trustee. If there is more than one Trustee, either may act alone and execute the Trusts upon the request of the Beneficiary and his acts shall be deemed to be the acts of all Trustees, and the recital in any conveyance executed by such sole trustee of such requests shall be conclusive evidence thereof, and of the authority of such sole Trustee to act.

13. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.


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14. Trustee accepts these trusts when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

15. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural, and the term Beneficiary shall include any future holder, including pledgees, of the note secured hereby.

16. Where not inconsistent with the above, Covenant Nos. 1,2,3,4,5,6,7,8 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

    The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at this address hereinbefore set forth.


                                 Signature of Trustor

CROSS-CONTINENT AUTO RETAILERS, INC.



By:   /s/ Bill Gilliland
   ----------------------------------   -------------------------------------
    Bill Gilliland, Chairman and
      Chief Executive Officer


   ----------------------------------   -------------------------------------





STATE OF TEXAS           )
                         )
COUNTY OF POTTER         )

On OCTOBER 10, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Bill Gilliland, Chairman and Chief Executive Office of Cross-Continent Auto Retailers, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Kathy Rieken
          ------------------------------------

Name:           Kathy Rieken
     -----------------------------------------
                            (typed or printed)

                                         (This area for official notarial seal)






______________________ SPACE BELOW THIS LINE FOR RECORDER'S USE _______________

--------------------------------------------
Title Order No. ____97-28-8268______

Escrow No. ______97-28-8268-JL____
--------------------------------------------


        WHEN RECORDED MAIL TO:

NAME        R. DOUGLAS SPEDDING
            4380 EAST ALAMEDA AVEMUE
STREET      GLENDALE, CO 80222
ADDRESS

CITY &
STATE

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